Supplement Dated January 25, 2019
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 9, 2019, for the JNL/PIMCO Real Return Fund, please delete all references to Jeremie Banet.

Effective January 9, 2019, in the section entitled, "Summary Overview of Each Fund," under "Portfolio Management," for the JNL/PIMCO Real Return Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mihir Worah	2007	Deputy CIO and Managing Director, PIMCO
Stephen Rodosky	January 2019	Managing Director, PIMCO

Effective January 9, 2019, in the section entitled, "Additional Information About Each Fund," under "The Sub-Adviser and Portfolio Management," for the JNL/PIMCO Real Return Fund, please delete the third paragraph in its entirety and replace it with the following:

Stephen Rodosky is a managing director in the Newport Beach office. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

This Supplement is dated January 25, 2019.

Supplement Dated January 25, 2019
To The Statement of Additional Information
Dated August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective January 9, 2019, for the JNL/PIMCO Real Return Fund, please delete all references to Jeremie Banet.

Effective January 9, on page 241, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," for the JNL/PIMCO Real Return Fund please delete the table in the entirety and replace with the following, which reflects information as of December 31, 2019:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mihir P. Worah	40	58	0	2	8	40
	$18.08 billion	$21.73 billion	$0	$306 million	$2.22 billion	$18.08 billion
Stephen Rodosky	N/A	3	0	N/A	N/A	N/A
	N/A	$443 million	$0	N/A	N/A	N/A

Effective January 9, 2019, on page 242, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Security Ownership of Portfolio Managers for the JNL/PIMCO Real Return Fund," please delete the table in the entirety and replace with the following, which reflects information as of December 31, 2018:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mihir Worah	X
Stephen Rodosky	X

This Supplement is dated January 25, 2019.